UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2009

Tower Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50990 (Commission File Number)	13-3894120 (I.R.S. Employer Identification No.)
120 Broadway, 31st Floor
New York, NY 10271
(Address of principal executive offices)
(212) 655-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
As previously reported in the Current report of Form 8-K dated November 13, 2009 (the “Original Form 8-K”), Tower Group, Inc. and Tower S.F. Merger Corporation, a wholly-owned subsidiary of Tower, (the “Company”) completed the merger with Specialty Underwriters’ Alliance, Inc. (“SUA”) pursuant to the terms and conditions of the Amended and Restated Agreement and Plan of Merger executed on July 22, 2009 and effective as of June 21, 2009. This Amendment No. 1 on Form 8-K/A amends and supplements the Original Form 8-K of the Company to include financial statements and pro forma financial information.
Item 9.01. Financial Statements and Exhibits
(a) Financial statements of business acquired.
The following financial statements required by Item 9.01(a) of Form 8-K are attached hereto as Exhibits 99.1 and 99.2, respectively.
Specialty Underwriters’ Alliance, Inc.
(i)	Interim Unaudited Consolidated Financial Statements (Exhibit 99.1)
•	Consolidated Balance Sheets as of September 30, 2009 and December 31, 2008

•	Unaudited Consolidated Statements of Operations and Comprehensive Income for the three and nine months ended September 30, 2009 and 2008

•	Unaudited Consolidated Statement of Stockholders’ Equity as of September 30, 2009

•	Unaudited Consolidated Statements of Cash Flows for the nine months ended September 30, 2009 and 2008

•	Notes to the Unaudited Consolidated Financial Statements
(ii)	Annual Consolidated Financial Statements (Exhibit 99.2)
•	Report of Independent Registered Public Accounting Firm

•	Consolidated Balance Sheets as of December 31, 2008 and 2007

•	Consolidated Statements of Operations and Comprehensive Income for the years ended December 31, 2008, 2007 and 2006

•	Consolidated Statement of Stockholders’ Equity for the years ended December 31, 2008 and 2007

•	Consolidated Statements of Cash Flows for the years ended December 31, 2008, 2007 and 2006

•	Notes to Consolidated Financial Statements
(b) Pro forma financial information
The following unaudited condensed consolidated pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.3.
Unaudited Pro Forma Financial Information (Exhibit 99.3)
•	Unaudited Condensed Consolidated Pro Forma Balance Sheet as of September 30, 2009

•	Unaudited Condensed Consolidated Pro Forma Statement of Income for the nine months ended September 30, 2009

•	Unaudited Condensed Consolidated Pro Forma Statement of Income for the year ended December 31, 2008

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(c) Not applicable
(d) Exhibits

Number	Description

23.1	Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm

99.1	• Consolidated Balance Sheets as of September 30, 2009 and December 31, 2008
• Unaudited Consolidated Statements of Operations and Comprehensive Income for the three and nine months ended September 30, 2009 and September 30, 2008
• Unaudited Consolidated Statement of Stockholders’ Equity as of September 30, 2009
• Unaudited Consolidated Statements of Cash Flows for the nine months ended September 30, 2009 and September 30, 2008
• Notes to the Unaudited Consolidated Financial Statements

99.2	• Report of Independent Registered Public Accounting Firm
• Consolidated Balance Sheets as of December 31, 2008 and 2007
• Consolidated Statements of Operations and Comprehensive Income for the years ended December 31, 2008, 2007 and 2006
• Consolidated Statement of Stockholders’ Equity for the years ended December 31, 2008 and 2007
• Consolidated Statements of Cash Flows for the years ended December 31, 2008, 2007 and 2006
• Notes to Consolidated Financial Statements

99.3	• Unaudited Condensed Consolidated Pro Forma Balance Sheet as of September 30, 2009
• Unaudited Condensed Consolidated Pro Forma Statement of Income for the nine months ended September 30, 2009
• Unaudited Condensed Consolidated Pro Forma Statement of Income for the year ended December 31, 2008
• Notes to Pro Forma Unaudited Condensed Consolidated Financial Statements

SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group, Inc. Registrant
Date: January 22, 2010	/s/ Francis M. Colalucci
FRANCIS M. COLALUCCI
Senior Vice President & Chief Financial Officer

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